UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2005

                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  000 - 23339                13-3720542
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)             Identification No.)

     2533 North Carson Street, Suite 5107                     89706
        Carson City, Nevada
   (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by US Global Nanospace, Inc. (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

      On August 25, 2005, the Board of Directors of the Registrant approved and adopted the US Global Nanospace, Inc. 2005 Stock Plan (the "Plan"). Pursuant to the Plan, the Registrant may issue up to 25,000,000 shares of common stock (the "Plan Shares") to employees, officers, directors, consultants, independent contractors and advisors of the Company. Awards under the Plan may be in the form of stock options, stock awards subject to payment of consideration, or stock bonuses, and may be subject to vesting conditions. The Board of Directors will administer and interpret the Plan in the absence of a committee of the Board formed for such purpose. Awards granted under the Plan will be either registered and qualified under federal and state securities laws or exempt from such registration and qualification.

      The information above is qualified in its entirety by reference to the Plan which is attached as an exhibit to this Report.

Item 9.01 Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable.

      (c)   Exhibits

            10.1  2005 Stock Plan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       US GLOBAL NANOSPACE, INC.
                                            (Registrant)

Date: August 30, 2005
                                      /s/ Carl Gruenler
                                      ------------------------------------------
                                      Carl Gruenler, Chief Executive Officer